WAIVER, RESCISSION AND TERMINATION OF SOFTWARE LICENSE AGREEMENT
    BETWEEN SANGA e-HEALTH, LLC AND SANGA INTERNATIONAL, INC. DATED 12/2/98

     This WAIVER, RESCISSION AND TERMINATION OF SOFTWARE LICENSE AGREEMENT is entered into this 23rd day of January, 1999, by and between Sanga e-Health, a California Limited Liability Company, and Sanga International, Inc., a Barbados Corporation, with reference to the following facts:

     A. The parties hereto wish to restructure their respective businesses in such a fashion that Sanga International, Inc. shall no longer have the responsibility for, or the right to, market and distribute the products developed by e-Health;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Software License Agreement dated December 2, 1998 is hereby terminated, cancelled and of no further force and effect; and
     2. MedTech, Inc., in view of certain subsequent agreements involving MedTech, Inc. which agreements relate to the Software License Agreement dated December 2, 1998, hereby approves of and ratifies this termination.

     IN WITNESS WHEREOF, all parties have executed this Agreement, effective as of the date written above.

                                    SANGA e-HEALTH, LLC
                                    A California Limited Liability Company


                                    By: /s/ John F. Andrews
                                       JOHN F. ANDREWS,
                                       President and Chief Executive

                                    SANGA INTERNATIONAL, INC.
                                    A Barbados Corporation


                                    By: /s/ John F. Andrews
                                       JOHN F. ANDREWS,
                                       Chief Executive Officer

     THE FOREGOING IS RATIFIED AND APPROVED.

                                    MEDTECH, INC.
                                    A Nevada Corporation


                                    By: /s/ John F. Andrews
                                       JOHN F. ANDREWS,
                                       President and Chief Executive